Exhibit 99.2 1Q 2020 Earnings April 24, 2020 © 2020 Verizon

“Safe Harbor” Statement NOTE: In this presentation we have made forward-looking statements. These statements are based on our estimates and assumptions and are subject to risks and uncertainties. Forward-looking statements include the information concerning our possible or assumed future results of operations. Forward- looking statements also include those preceded or followed by the words “anticipates,” “believes,” “estimates,” “expects,” “hopes” or similar expressions. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. The following important factors, along with those discussed in our filings with the Securities and Exchange Commission (the “SEC”), could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: cyber attacks impacting our networks or systems and any resulting financial or reputational impact; natural disasters, terrorist attacks or acts of war or significant litigation and any resulting financial or reputational impact; the impact of the recent global outbreak of COVID-19 on our operations, our employees and the ways in which our customers use our networks and other products and services; disruption of our key suppliers’ or vendors' provisioning of products or services, including as a result of the COVID-19 outbreak; material adverse changes in labor matters and any resulting financial or operational impact; the effects of competition in the markets in which we operate; failure to take advantage of developments in technology and address changes in consumer demand; performance issues or delays in the deployment of our 5G network resulting in significant costs or a reduction in the anticipated benefits of the enhancement to our networks; the inability to implement our business strategy; adverse conditions in the U.S. and international economies; changes in the regulatory environment in which we operate, including any increase in restrictions on our ability to operate our business; our high level of indebtedness; an adverse change in the ratings afforded our debt securities by nationally accredited ratings organizations or adverse conditions in the credit markets affecting the cost, including interest rates, and/or availability of further financing; significant increases in benefit plan costs or lower investment returns on plan assets; changes in tax laws or treaties, or in their interpretation; and changes in accounting assumptions that regulatory agencies, including the SEC, may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings. As required by SEC rules, we have provided a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP measures in materials on our website at www.verizon.com/about/investors. © 2020 Verizon 2

Consolidated Earnings Summary 1Q 2020 Reported EPS $1.00 Special items: Net pension remeasurement charge $0.03 Loss on spectrum license auction $0.22 Adjusted EPS* $1.26 Note: Amounts may not add due to rounding. * Non-GAAP measure. © 2020 Verizon 3

1Q 2020 Adjusted EPS $0.09 ($0.03) $1.26 $1.20 1Q 2020 5.0% Y/Y Adjusted EPS* Growth includes ($0.04) COVID-19 impact 1Q19 Operational Commission 1Q20 Adjusted EPS* performance expense deferral** Adjusted EPS* Strong operational performance drives Adjusted EPS* growth * Non-GAAP measure. ** ASC 606 – Revenue Recognition Standard adopted on January 1, 2018. © 2020 Verizon 4

Verizon's COVID-19 Response

Keeping our Employees Safe	Serving our Customers	Helping our Communities	Taking Proactive Financial Measures
~85% of employees working remotely; >20K reskilled	Pledge to "Keep Americans Connected"; 15GBs additional data	Feed front line healthcare worker initiatives / #PayItForwardLIVE	Increased capex guidance while implementing efficient cost measures
Enhanced communication, support and resources	Network resource prioritization for front line workers – hospitals, first responders	Partnerships with WHO, Global Citizen, NY Times, Women's Sports Foundation	Strengthened liquidity with cost-effective bond issuance
Updated work plan for front line to ensure safety and customer service	Networks performing well with changing usage patterns	Over $50M in committed grants / donated services; employee volunteering	Scenario-based financial and operational planning

Response focused on all stakeholders

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COVID-19: Network Usage Patterns Peak value observed during Recent week- COVID-19 vs. baseline* over-week change** Wireless data +9% +1.6% Mobile handoffs -35% +1.3% VoLTE call MoU +38% -4.7% VoLTE call attempts >800M per day -3.9% Average VoLTE call time +45% -0.5% SMS text messages >9B per day -3.2% VPN +65% -5.0% Gaming +213% -0.3% Collaboration tools 10X (+982%) +1.8% Video +41% -1.7% * Baseline is week of January 26 – February 1 ** Monday, April 13 vs. previous Monday, April 6 © 2020 Verizon 6

Wireless Network Capacity vs. Busy Hour Usage (excludes AWS-3 temporary spectrum) COVID-19 Network Capacity Capacity margin Busy Hour Usage Jan 19 Mar 19 May 19 Jul 19 Sep 19 Nov 19 Jan 20 Mar 20 Network capacity handling COVID-19 demands © 2020 Verizon 7

1Q 2020 Progress and Highlights

Progress Toward 2020 Commitments

Strengthen & Grow Core Business

- Driving digital sales through enhanced experiences
- Strengthened mmWave spectrum holdings through Auction 103

Leverage Assets to Drive New Growth

- 34 Ultra wideband cities live; 5G network build on plan
- BlueJeans acquisition announced in April expands portfolio

Drive Financial Discipline & Strength in Balance Sheet

- Disciplined spend with focus on operational efficiencies
- Scenario planning to navigate uncertainties

Infuse a Purpose-Driven Culture

- Continuing initiatives to drive meaningful difference to society
- Leading brand perception related to COVID-19 response

Financial Highlights

Consolidated

- Strong wireless service revenue growth
- 5% adjusted earnings* growth, including COVID-19 headwinds
- Strong free cash flow*; up 26.2% Y/Y

Operating Segments

- Met elevated demand for enterprise customers, government agencies, and public safety workers
- Successful launch of Fios Mix & Match
- 3rd consecutive quarter of branded advertising growth

Guidance

- Withdrawing revenue guidance
- Lowering Adjusted EPS range
- Raised Capex range (on March 12)

* Non-GAAP measure.

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Consolidated Total revenue ($B) 1Q 2020 $34.8 Financial $32.1 $32.1 $32.9 $31.6 Y/Y Growth Summary (1.6%) $31.6B 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 Total revenue (down 1.6% Y/Y) Adjusted EBITDA* ($B) 37.2% 37.7% 36.6% 37.7% $11.9B Margin %* Adjusted EBITDA* 32.0% (Adjusted EBITDA margin of 37.7%)* $11.9 $12.1 $12.0 $11.1 $11.9 Y/Y Growth $1.26 (0.1%) Adjusted EPS* (up 5.0% Y/Y) 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 * Non-GAAP measure. Strong underlying fundamentals driving results © 2020 Verizon 9

Consumer Wireless retail connections (M) 1Q 2020 93.9 Key Metrics 94.1 93.9 94.5 93.9 Prepaid 89.6 89.6 89.7 90.5 89.9 Postpaid 5.6M Postpaid device activations 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 (525K) Wireless retail postpaid phone net adds (K) Retail postpaid net adds* 0.81% 0.79% 0.83% 0.72% 0.77% Postpaid 59K Phone 588 Churn % Fios Internet net adds 239 (84K) (163) 73 (307) Fios video net adds 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 * Includes certain adjustments. Seasonally lower volumes exacerbated by COVID-19 © 2020 Verizon 10

Consumer Total revenue ($B) 1Q 2020 $24.2 Financial $22.1 $22.0 $22.7 $21.8 Y/Y Growth Summary (1.7%) $21.8B Total revenue 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 (down 1.7% Y/Y) $13.5B Segment EBITDA* ($B) Wireless service revenue 45.8% 46.5% 45.3% 46.4% Segment (up 0.9% Y/Y) EBITDA 39.9% Margin %* $3.4B $10.1 $10.2 $10.3 $9.7 $10.1 Equipment revenue Y/Y Growth (down 18.9% Y/Y) (0.4%) $10.1B Segment EBITDA* 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 (Segment EBITDA margin of 46.4%)* * Non-GAAP measure. Measured and disciplined approach driving strong EBITDA © 2020 Verizon 11

Business Wireless retail postpaid net adds (K) 1Q 2020 475 412 411 326 Key Metrics 264 Y/Y Growth 79.9% 2.4M Postpaid device activations 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 • Gross adds up 28.4% • Phone gross adds up 25.0% Wireless retail postpaid phone net adds (K) • Upgrade rate of 3.6% 1.02% 1.02% 1.00% Postpaid 0.97% 0.97% 475K Phone Wireless retail postpaid Churn % net adds* • 262K Postpaid smartphone 239 171 206 203 net adds* 120 • 239K Phone net adds* 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 • 60K Tablet net adds* Note: Prior year amounts revised to conform to current period presentation. Strong volumes with heightened demand in March * Includes certain adjustments. © 2020 Verizon 12

Business Total revenue ($B) 1Q 2020 $7.7 $7.8 $7.9 $8.1 $7.7 $0.8 $0.8 $0.8 $0.8 $0.8 Financial $1.5 $1.5 $1.5 $1.5 $1.5 $2.7 $2.7 $2.7 $2.7 $2.6 Y/Y Growth Summary (0.5%) $2.7 $2.8 $2.9 $3.1 $2.8 $7.7B 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 Wholesale Public Sector Global Enterprises Small and Total revenue and Other Medium Business (down 0.5% Y/Y) Segment EBITDA* ($B) $2.9B 27.1% 27.3% 25.2% 25.6% Segment 20.7% EBITDA Wireless service revenue $2.1 $2.1 $2.0 $2.0 Margin %* (up 6.9% Y/Y) $1.7 $2.0B Y/Y Growth (5.8%) Segment EBITDA* (Segment EBITDA margin of 25.6%)* 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 * Non-GAAP measure. Solid profitability while investing for future growth © 2020 Verizon 13

Verizon Media Group 1Q 2020 Total revenue ($B) (0.1%) (2.9%) (2.0%) (4.0%) Y/Y Advertising and search revenue (7.2%) Change lower due to stay-at-home orders $1.8 $1.8 $1.8 $2.1 $1.7 #PayItForwardLIVE campaign to support small businesses 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 Coronavirus Hub driving higher viewer engagement Continued momentum pre-COVID-19 © 2020 Verizon 14

Total Wireless Results Total revenue ($B) Retail postpaid net adds (K) $25.2 1,263 $22.7 $22.7 $23.5 $22.6 Wireless $2.2 472 $1.7 $1.7 $2.0 $2.1 other $4.9 $4.7 $5.1 $6.8 $4.1 605 452 Other Wireless 63 160 equipment 208 791 Phone 106 445 (50) $16.1 $16.2 $16.4 $16.3 $16.4 244 18 Wireless Service (43) (68) 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 Retail postpaid churn Other select 1Q 2020 metrics 1.12% 1.02% 1.08% 1.13% 1.08% Total $16.4B $138.80 3.7% 0.84% 0.82% 0.86% 0.82% Service revenue ARPA Upgrade rate 0.76% Phone (up 1.9 Y/Y) (up 1.7% Y/Y) 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 Note: Prior year amounts revised to conform to current period presentation. © 2020 Verizon 15

Consolidated Cash Flow Summary ($ in billions) 1Q 2019 1Q 2020 Cash flow from operations $7.1 $8.8 Capital expenditures $4.3 $5.3 Free cash flow* $2.8 $3.6 Dividends paid $2.5 $2.5 Total debt $113.7 $117.7 Unsecured debt $103.3 $104.7 Cash balance $2.3 $7.0 Net unsecured debt* $101.0 $97.7 Net unsecured debt to adjusted EBITDA* 2.1 x 2.1 x Strong cash generation and bolstered cash position Note: Amounts may not add due to rounding. * Non-GAAP measure. © 2020 Verizon 16

COVID-19 Early Environment Small and Medium Global Enterprise, Public Consumer Business Sector and Other March 15 – April 15 (Y/Y Change) March 15 – April 15 March 15 – April 15 Postpaid gross adds (49%) (24%) 163% Phone churn (23 bps) (3 bps) (35 bps) Upgrades (41%) (45%) (19%) Postpaid device activations (44%) (33%) 80% Fios internet net adds* (60%) n.m. n.m. Verizon Media Group (March 15 – April 15) • Advertising and search revenue declining as advertisers pause, pull back or cancel campaigns. • Monthly active users up 22% Y/Y (Finance +95%, News +58%)** * Fios installs currently limited to ensure customer and employee safety. ** Monthly active user data internally generated. © 2020 Verizon 17

2020 Guidance Initial Guidance Revised (provided on January 30) Low-to-mid single digit Consolidated revenue WITHDRAWN percentage growth Depreciation and amortization Relatively flat Y/Y UNCHANGED Slightly lower than 2019 Interest expense UNCHANGED levels Adjusted effective tax rate* 23% – 25% UNCHANGED Adjusted EPS growth* 2% – 4% (2%) – 2% Capital expenditures $17B – $18B $17.5B – $18.5B** * Non-GAAP measure. ** Revised on March 12, 2020. © 2020 Verizon 18

Liquidity Overview 2Q 2020 $7B of cash at end of 1Q 2020 Beginning cash (April 1) $7.0B • Activated liquidity management playbook Maturities • Manageable non-recurring 2Q 2020 cash obligations Unsecured bonds $1.0B • 2020 maturities concentrated in 2Q Preferred shares repaid (April) $1.7B • Pension: no near-term funding required Other investments & commitments Dividend $2.5B Ongoing liquidity sources Auction 103 payment (April) $1.3B • Commercial paper and bond markets • ABS markets • $9.5B committed credit facility © 2020 Verizon 19

Verizon well- positioned to execute in Verizon 2.0 transformation, leadership, and strategy delivering results the near and long-term Multi-pronged COVID-19 response supports all key stakeholder groups Flexible, best-in-class network poised to capture 5G opportunities Disciplined capital allocation with ongoing returns to shareholders Strong brand reinforced by talent and responsible business practices Winning culture, talent, assets and customer perception © 2020 Verizon 20

Supplemental Information 1Q 2020 © 2020 Verizon

Selected Metrics Consumer 1Q 2020 Wireless retail postpaid phone gross adds Y/Y change (%) (12.8%) Postpaid smartphone net adds (K) (167) Tablet net adds (K) (227) Upgrade rate (%) 3.7% © 2020 Verizon 22

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